Exhibit 21.1

Entity Jurisdiction and Type

Entity Name	Jurisdiction and Type
212 Seventh Street, Inc.	a Missouri corporation
American Cable Entertainment Company, LLC	a Delaware limited liability company
ARH, Ltd.	a Colorado corporation
Athens Cablevision, Inc.	a Delaware corporation
Ausable Cable TV, Inc.	a New York corporation
Cable Equities Colorado, LLC	a Delaware limited liability company
Cable Equities of Colorado Management Corp.	a Colorado corporation
Cable Systems, Inc.	a Kansas corporation
CC 10, LLC	a Delaware limited liability company
CC Fiberlink, LLC	a Delaware limited liability company
CC Holdco I, LLC	a Delaware limited liability company
CC Michigan, LLC	a Delaware limited liability company
CC New England, LLC	a Delaware limited liability company
CC Systems, LLC	a Delaware limited liability company
CC V Holdings Finance, Inc.	a Delaware corporation
CC V Holdings, LLC	a Delaware limited liability company
CC VI Fiberlink, LLC	a Delaware limited liability company
CC VI Holdings, LLC	a Delaware limited liability company
CC VI Operating, LLC	a Delaware limited liability company
CC VI Purchasing, LLC	a Delaware limited liability company
CC VII Fiberlink, LLC	a Delaware limited liability company
CC VII Lease, Inc.	a Delaware corporation
CC VII Leasing, LLC	a Delaware limited liability company
CC VII Purchasing, LLC	a Delaware limited liability company
CC VIII Fiberlink, LLC	a Delaware limited liability company
CC VIII Holdings, LLC	a Delaware limited liability company
CC VIII Operating, LLC	a Delaware limited liability company
CC VIII Purchasing, LLC	a Delaware limited liability company
CC VIII, LLC	a Delaware limited liability company
CCH I, LLC	a Delaware limited liability company
CCH I Capital Corp.	a Delaware corporation
CCH II, LLC	a Delaware limited liability company
CCH II Capital Corp.	a Delaware corporation
CCHC Lease, Inc.	a Delaware corporation
CCHC Leasing, LLC	a Delaware limited liability company
CCHC Mortgage, LLC	a Delaware limited liability company
CCO Fiberlink, LLC	a Delaware limited liability company
CCO Holdings, LLC	a Delaware limited liability company
CCO Holdings Capital Corp.	a Delaware corporation
CCO Lease, Inc.	a Delaware corporation
CCO Leasing, LLC	a Delaware limited liability company
CCO NR Holdings, LLC	a Delaware limited liability company
CCO Property, LLC	a Delaware limited liability company
CCO Purchasing, LLC	a Delaware limited liability company
CCOH Sub, LLC	a Delaware limited liability company
CCONR Sub, LLC	a Delaware limited liability company
CCV.com, LLC	a Delaware limited liability company
Cencom Cable Entertainment, LLC	a Delaware limited liability company
CF Finance LaGrange, Inc.	a Georgia corporation
Charter Advertising of Saint Louis, LLC	a Delaware limited liability company
Charter Cable Operating Company, L.L.C.	a Delaware limited liability company

Entity Name	Jurisdiction and Type
Charter Cable Partners, L.L.C.	a Delaware limited liability company
Charter Communications Entertainment I, LLC	a Delaware limited liability company
Charter Communications Entertainment II, LLC	a Delaware limited liability company
Charter Communications Entertainment, LLC	a Delaware limited liability company
Charter Communications Holding Company, LLC	a Delaware limited liability company
Charter Communications Holdings Capital Corporation	a Delaware corporation
Charter Communications Holdings LLC	a Delaware limited liability company
Charter Communications Operating Capital Corp.	a Delaware corporation
Charter Communications Operating, LLC	a Delaware limited liability company
Charter Communications Properties LLC	a Delaware limited liability company
Charter Communications Services, LLC	a Delaware limited liability company
Charter Communications V, LLC	a Delaware limited liability company
Charter Communications Ventures, LLC	a Delaware limited liability company
Charter Communications VI, LLC	a Delaware limited liability company
Charter Communications VII, LLC	a Delaware limited liability company
Charter Communications, LLC	a Delaware limited liability company
Charter Distribution, LLC	a Delaware limited liability company
Charter Fiberlink AL-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink — Alabama, LLC	a Delaware limited liability company
Charter Fiberlink — AR-CCO, LLC	a Delaware limited liability company
Charter Fiberlink — AR-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink — AZ-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink CA-CCO, LLC	a Delaware limited liability company
Charter Fiberlink CA-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink CO-CCO, LLC	a Delaware limited liability company
Charter Fiberlink CO-CCVI, LLC	a Delaware limited liability company
Charter Fiberlink CT-CCO, LLC	a Delaware limited liability company
Charter Fiberlink GA-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink — Georgia, LLC	a Delaware limited liability company
Charter Fiberlink ID-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink — Illinois, LLC	a Delaware limited liability company
Charter Fiberlink IN-CCO, LLC	a Delaware limited liability company
Charter Fiberlink — Kentucky, LLC	a Delaware limited liability company
Charter Fiberlink KS-CCO, LLC	a Delaware limited liability company
Charter Fiberlink KS-CCVI, LLC	a Delaware limited liability company
Charter Fiberlink LA-CCO, LLC	a Delaware limited liability company
Charter Fiberlink LA-CCVI, LLC	a Delaware limited liability company
Charter Fiberlink MA-CCO, LLC	a Delaware limited liability company
Charter Fiberlink — Michigan, LLC	a Delaware limited liability company
Charter Fiberlink — Missouri, LLC	a Delaware limited liability company
Charter Fiberlink MS-CCVI, LLC	a Delaware limited liability company
Charter Fiberlink MS-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink NC-CCO, LLC	a Delaware limited liability company
Charter Fiberlink NC-CCVI, LLC	a Delaware limited liability company
Charter Fiberlink NC-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink NH-CCO, LLC	a Delaware limited liability company
Charter Fiberlink NM-CCO, LLC	a Delaware limited liability company
Charter Fiberlink NV-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink NY-CCO, LLC	a Delaware limited liability company
Charter Fiberlink NY-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink — Nebraska, LLC	a Delaware limited liability company
Charter Fiberlink OH-CCO, LLC	a Delaware limited liability company

Entity Name	Jurisdiction and Type
Charter Fiberlink OK-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink OR-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink PA-CCO, LLC	a Delaware limited liability company
Charter Fiberlink PA-CCVI, LLC	a Delaware limited liability company
Charter Fiberlink SC-CCO, LLC	a Delaware limited liability company
Charter Fiberlink SC-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink — Tennessee, LLC	a Delaware limited liability company
Charter Fiberlink TX-CCO, LLC	a Delaware limited liability company
Charter Fiberlink UT-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink VA-CCO, LLC	a Delaware limited liability company
Charter Fiberlink VA-CCVI, LLC	a Delaware limited liability company
Charter Fiberlink VA-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink VT-CCO, LLC	a Delaware limited liability company
Charter Fiberlink WA-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink — Wisconsin, LLC	a Delaware limited liability company
Charter Fiberlink WV-CCO, LLC	a Delaware limited liability company
Charter Fiberlink WV-CCVI, LLC	a Delaware limited liability company
Charter Fiberlink, LLC	a Delaware limited liability company
Charter Gateway, LLC	a Delaware limited liability company
Charter Helicon, LLC	a Delaware limited liability company
Charter LaGrange, LLC	a Georgia limited liability company
Charter Online, L.P.	a Delaware limited partnership
Charter Rascals, L.L.C.	a Delaware limited liability company
Charter RMG, LLC	a Delaware limited liability company
Charter Stores FCN, LLC	a Delaware limited liability company
Charter Telephone of Minnesota, LLC	a Delaware limited liability company
Charter Video Electronics, Inc.	a Minnesota corporation
Charter/TWEAN Birmingham Cable Advertising, LLC	a Delaware limited liability company
Chat TV, LLC	a Delaware limited liability company
Dalton Cablevision, Inc.	a Delaware corporation
DBroadband Holdings, LLC	a Delaware limited liability company
Enstar Cable Corporation	a Georgia corporation
Enstar Communications Corporation	a Georgia corporation
Enstar Finance Company, LLC	a Delaware limited liability company
Falcon Cable Communications, LLC	a Delaware limited liability company
Falcon Cable Media, a California Limited Partnership	a California limited partnership
Falcon Cable Systems Company II, L.P.	a California limited partnership
Falcon Cablevision, a California Limited Partnership	a California limited partnership
Falcon Community Cable, L.P.	a Delaware limited partnership
Falcon Community Ventures I, LP	a California limited partnership
Falcon First Cable of New York, Inc.	a Delaware corporation
Falcon First Cable of the Southeast, Inc.	a Delaware corporation
Falcon First, Inc.	a Delaware corporation
Falcon Telecable, a California Limited Partnership	a California limited partnership
Falcon Video Communications, L.P.	a California limited partnership
Helicon Group, L.P., The	a Delaware limited partnership
Helicon Partners I, L.P.	a Delaware limited partnership
Hometown TV, Inc.	a New York corporation
Hornell Television Services, Inc.	a New York corporation
HPI Acquisition Co., L.L.C.	a Delaware limited liability company
Interlink Communications Partners, LLC	a Delaware limited liability company
Long Beach, LLC	a Delaware limited liability company

Entity Name	Jurisdiction and Type
Marcus Cable Associates, L.L.C.	a Delaware limited liability company
Marcus Cable of Alabama, L.L.C.	a Delaware limited liability company
Marcus Cable, Inc.	a Delaware limited liability company
Midwest Cable Communications, Inc.	a Minnesota corporation
Peachtree Cable TV, L.P.	a Georgia limited partnership
Peachtree Cable T.V., LLC	a Delaware limited liability company
Plattsburgh Cablevision, Inc.	a Delaware corporation
Renaissance Media (Louisiana) LLC	a Delaware limited liability company
Renaissance Media (Tennessee) LLC	a Delaware limited liability company
Renaissance Media Capital Corporation	a Delaware limited liability company
Renaissance Media Group LLC	a Delaware limited liability company
Renaissance Media LLC	a Delaware limited liability company
Rifkin Acquisition Capital Corporation	a Colorado corporation
Rifkin Acquisition Partners, LLC	a Delaware limited liability company
Robin Media Group, Inc.	a Nevada corporation
Scottsboro TV Cable, Inc.	an Alabama corporation
Tennessee, LLC	a Delaware limited liability company
Tioga Cable Company, Inc.	a Pennsylvania corporation
Vista Broadband Communications, LLC	a Delaware limited liability company
Wilcat Transmission Co., Inc.	a Delaware corporation

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